Exhibit 21

UNITED STATES CELLULAR CORPORATION

SUBSIDIARY COMPANIES

December 31, 2012

STATE OF
SUBSIDIARY COMPANIES	ORGANIZATION

BANGOR CELLULAR TELEPHONE, L.P.	DELAWARE
BARAT WIRELESS, INC.	DELAWARE
BARAT WIRELESS, L.P.	DELAWARE
CALIFORNIA RURAL SERVICE AREA #1, INC.	CALIFORNIA
CARROLL PCS, INC.	DELAWARE
CARROLL WIRELESS, L.P.	DELAWARE
CEDAR RAPIDS CELLULAR TELEPHONE, L.P.	DELAWARE
CELLVEST, INC.	DELAWARE
CENTRAL CELLULAR TELEPHONES, LTD.	ILLINOIS
CHAMPLAIN CELLULAR, INC.	NEW YORK
COMMUNITY CELLULAR TELEPHONE COMPANY	TEXAS
CROWN POINT CELLULAR, INC.	NEW YORK
DUBUQUE CELLULAR TELEPHONE, L.P.	DELAWARE
EASTERN NORTH CAROLINA CELLULAR JOINT VENTURE	DELAWARE
HARDY CELLULAR TELEPHONE COMPANY	DELAWARE
HUMPHREYS COUNTY CELLULAR, INC.	DELAWARE
INDIANA RSA # 5, INC.	INDIANA
INDIANA RSA NO. 4 LIMITED PARTNERSHIP	INDIANA
INDIANA RSA NO. 5 LIMITED PARTNERSHIP	INDIANA
IOWA RSA # 3, INC.	DELAWARE
IOWA RSA # 9, INC.	DELAWARE
IOWA RSA # 12, INC.	DELAWARE
JACKSONVILLE CELLULAR PARTNERSHIP	NORTH CAROLINA
JACKSONVILLE CELLULAR TELEPHONE COMPANY	NORTH CAROLINA
KANSAS #15 LIMITED PARTNERSHIP	DELAWARE
KENOSHA CELLULAR TELEPHONE, L.P.	DELAWARE
MADISON CELLULAR TELEPHONE COMPANY	WISCONSIN
MAINE RSA # 1, INC.	MAINE
MAINE RSA # 4, INC.	MAINE
MANCHESTER-NASHUA CELLULAR TELEPHONE, L.P.	DELAWARE
MCDANIEL CELLULAR TELEPHONE COMPANY	DELAWARE
MINNESOTA INVCO OF RSA # 7, INC.	DELAWARE
NEW YORK RSA 2 CELLULAR PARTNERSHIP	NEW YORK
NEWPORT CELLULAR, INC.	NEW YORK
NH #1 RURAL CELLULAR, INC.	NEW HAMPSHIRE
NORTH CAROLINA RSA 1 PARTNERSHIP	DELAWARE
OREGON RSA #2, INC.	OREGON
PCS WISCONSIN, LLC	WISCONSIN
RACINE CELLULAR TELEPHONE COMPANY	WISCONSIN
SOUTH CANAAN CELLULAR COMMUNICATIONS COMPANY, L.P.	DELAWARE
ST. LAWRENCE SEAWAY RSA CELLULAR PARTNERSHIP	NEW YORK
TENNESSEE NO. 3, LIMITED PARTNERSHIP	TENNESSEE
TEXAHOMA CELLULAR LIMITED PARTNERSHIP	TEXAS
TEXAS INVCO OF RSA # 6, INC.	DELAWARE
TOWNSHIP CELLULAR TELEPHONE, INC.	DELAWARE
UNITED STATES CELLULAR INVESTMENT CO. OF OKLAHOMA CITY, INC.	OKLAHOMA
UNITED STATES CELLULAR INVESTMENT COMPANY, LLC	DELAWARE
UNITED STATES CELLULAR INVESTMENT CORPORATION OF LOS ANGELES	INDIANA

UNITED STATES CELLULAR OPERATING COMPANY LLC	DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF BANGOR	MAINE
UNITED STATES CELLULAR OPERATING COMPANY OF CEDAR RAPIDS	DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF CHICAGO, LLC	DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF DUBUQUE	IOWA
UNITED STATES CELLULAR OPERATING COMPANY OF KNOXVILLE	TENNESSEE
UNITED STATES CELLULAR OPERATING COMPANY OF MANCHESTER-NASHUA, INC.	NEW HAMPSHIRE
UNITED STATES CELLULAR OPERATING COMPANY OF MEDFORD	OREGON
UNITED STATES CELLULAR OPERATING COMPANY OF YAKIMA	WASHINGTON
UNITED STATES CELLULAR TELEPHONE COMPANY (GREATER KNOXVILLE), L.P.	TENNESSEE
USCC AUCTION 92, LLC	DELAWARE
USCC DISTRIBUTION CO., LLC	DELAWARE
USCC FINANCIAL L.L.C.	ILLINOIS
USCC PAYROLL CORPORATION	DELAWARE
USCC PURCHASE, LLC	DELAWARE
USCC REAL ESTATE CORPORATION	DELAWARE
USCC WIRELESS INVESTMENT, INC.	DELAWARE
USCCI CORPORATION	DELAWARE
USCIC OF FRESNO	CALIFORNIA
USCIC OF NORTH CAROLINA RSA # 1, INC.	DELAWARE
USCIC OF PENNSYLVANIA 5, INC.	DELAWARE
USCOC NEBRASKA/KANSAS, INC.	DELAWARE
USCOC NEBRASKA/KANSAS, LLC	DELAWARE
USCOC OF CENTRAL ILLINOIS, LLC	ILLINOIS
USCOC OF CHICAGO REAL ESTATE HOLDINGS, LLC	DELAWARE
USCOC OF CUMBERLAND, LLC	DELAWARE
USCOC OF GREATER IOWA, LLC	DELAWARE
USCOC OF GREATER MISSOURI, LLC	DELAWARE
USCOC OF GREATER NORTH CAROLINA, LLC	DELAWARE
USCOC OF GREATER OKLAHOMA, LLC	OKLAHOMA
USCOC OF JACK/WIL, INC.	DELAWARE
USCOC OF JACKSONVILLE, LLC	DELAWARE
USCOC OF LACROSSE, LLC	WISCONSIN
USCOC OF OREGON RSA # 5, INC.	DELAWARE
USCOC OF PENNSYLVANIA RSA NO. 10-B2, INC.	DELAWARE
USCOC OF RICHLAND, INC.	WASHINGTON
USCOC OF ROCHESTER, INC.	DELAWARE
USCOC OF SOUTH CAROLINA RSA # 4, INC.	SOUTH CAROLINA
USCOC OF TEXAHOMA, INC.	TEXAS
USCOC OF VIRGINIA RSA # 3, INC.	VIRGINIA
USCOC OF WASHINGTON-4, INC.	DELAWARE
USCOC OF WILMINGTON, LLC	DELAWARE
VERMONT RSA NO. 2-B2, INC.	DELAWARE
WASHINGTON RSA # 5, INC.	WASHINGTON
WESTELCOM CELLULAR, INC.	NEW YORK
WESTERN SUB-RSA LIMITED PARTNERSHIP	DELAWARE
WILMINGTON CELLULAR PARTNERSHIP	NORTH CAROLINA
WILMINGTON CELLULAR TELEPHONE COMPANY	NORTH CAROLINA
YAKIMA MSA LIMITED PARTNERSHIP	DELAWARE

OTHER ENTITIES CONSOLIDATED IN ACCORDANCE WITH GAAP
AQUINAS WIRELESS, L.P.	DELAWARE
KING STREET WIRELESS, L.P.	DELAWARE
KING STREET WIRELESS, INC.	DELAWARE